June 15, 2015

Supplement

SUPPLEMENT DATED JUNE 15, 2015 TO THE PROSPECTUS OF

Morgan Stanley Limited Duration U.S. Government Trust, dated September 30, 2014
(the “Fund”)

The Board of Trustees (the “Board”) of Morgan Stanley Limited Duration U.S. Government Trust (the “Fund”) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund Trust, on behalf of its series Limited Duration Portfolio (“MSIFT Limited Duration”), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to MSIFT Limited Duration and shareholders of the Fund would become shareholders of MSIFT Limited Duration, receiving shares of beneficial interest of MSIFT Limited Duration (“Shares”) equal to the value of their holdings in the Fund (the “Reorganization”). Class I shareholders of the Fund would receive Class I Shares of MSIFT Limited Duration and Advisor Class shareholders of the Fund would receive Class A Shares of MSIFT Limited Duration. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the fourth quarter of 2015. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning MSIFT Limited Duration is expected to be distributed to shareholders of the Fund during the third quarter of 2015.

Please retain this supplement for future reference.

LDTSPT-0615